UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2026

New Fortress Energy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38790	83-1482060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. 19th Street, 8th Floor New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (516) 268-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	“NFE”	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01. Entry into a Material Definitive Agreement.

LCF Forbearance Agreement

On March 27, 2026, the Company entered into a forbearance agreement (the “LCF Forbearance Agreement”), by and among the Company, certain of its subsidiaries as guarantors party thereto, the lenders party thereto and Natixis, New York Branch as administrative agent and collateral agent under that certain Letter of Credit and Reimbursement Agreement, dated as of July 16, 2021 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Letter of Credit Agreement”), by and among the Company, as the borrower, the guarantors from time to time party thereto, Natixis, New York Branch, as administrative agent and collateral agent, and each of the other financial institutions from time to time party thereto, as lenders and issuing banks, pursuant to which, among other things, the lenders agreed to forbear from exercising all of their rights and remedies under the Letter of Credit Facility with respect to certain specified defaults listed which may arise prior to the termination date of the LCF Forbearance Agreement.

Unless earlier terminated, the LCF Forbearance Agreement will terminate on September 15, 2026. Upon the termination of the LCF Forbearance Agreement, if a further forbearance is not agreed to, the lenders could require the Company to cash collateralize the outstanding principal balance of the loans and all other amounts owing under the Letter of Credit Agreement. The LCF Forbearance Agreement contains certain consents, covenants and termination rights that are consistent with the Restructuring Support Agreement (the "RSA"), entered into on March 17, 2026, by and among the Company, certain of its direct and indirect subsidiaries party thereto, NFE Financing LLC, a Delaware limited liability company, NFE Brazil Investments LLC, a Delaware limited liability company, one or more subsidiaries of the Company that will accede to the RSA by delivering a joinder, Kroll Issuer Services Limited, and each of the undersigned holders or lenders party thereto, pursuant to which the parties agreed to certain transactions related to recapitalizing the Company’s indebtedness.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEW FORTRESS ENERGY INC.

Date: April 2, 2026	By:	/s/ Christopher S. Guinta
	Name:	Christopher S. Guinta
	Title:	Chief Financial Officer